FREEPORT-MCMORAN

# 1st Quarter 2019 Earnings Conference Call

April 25, 2019

PROVEN ASSETS.
FUNDAMENTAL VALUE.

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

fcx.com

# Cautionary Statement
## *Regarding Forward-Looking Statements*

PROVEN ASSETS. FUNDAMENTAL VALUE.

*This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates; production and sales volumes; unit net cash costs; operating cash flows; capital expenditures; FCX's expectations regarding its share of PT Freeport Indonesia's (PT-FI) net income and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia; PT-FI's compliance with environmental standards under the new framework established by Indonesia's Ministry of Environment and Forestry; exploration efforts and results; development and production activities; rates and costs; liquidity; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; reserve estimates; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.*

*FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's approval of an increase in PT-FI's export quota for the current export period, which ends March 8, 2020, and extension of PT-FI's export license after March 8, 2020; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; industry risks; regulatory changes; political and social risks; labor relations; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.*

*Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.*

*This presentation also includes forward-looking statements regarding potential resources not included in proven and probable mineral reserves. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated potential resources not included in reserves will become proven and probable reserves.*

*This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs (credits) per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q19 press release, which are also available on FCX's website, "fcx.com." Net debt equals gross debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 28.*

# "Proven Assets. Fundamental Value."

PROVEN ASSETS.
FUNDAMENTAL VALUE.


PROVEN ASSETS.
FUNDAMENTAL VALUE.
FREEPORT-MCMORAN
2018 ANNUAL REPORT

- **Leading Global Copper Producer**
- **Safe and Environmentally Responsible Operator**
- **Geographically Diverse, Long-lived Asset Base**
- **Portfolio Difficult to Replicate**
- **Significant Productive Capacity**
- **Large Footprint of Organic Growth Options**
- **Proven Track Record for Superior Execution**
- **Financially Strong**
- **Positive on Long-term Fundamentals for Copper**
- **Clear Strategy to Build Value for Shareholders**

# 2019 Priorities to Build Shareholder Value

PROVEN ASSETS. FUNDAMENTAL VALUE.

- **Ramp-up Production from our Large-Scale Underground Assets at Grasberg**
- **Continued Focus on Productivity and Cost Management**
- **Advance Lone Star Development and Long-term Expansion Opportunities**
- **Define Future Growth Options from our Large Portfolio of Reserves and Resources**

***Remain Confident in Fundamentals and Long-term Outlook for Copper***

*See Cautionary Statement.*

# 1Q 2019 Operations Update

PROVEN ASSETS.
FUNDAMENTAL VALUE.



## North America

- **Maintaining Focus on Productivity and Cost Management**
  - **Advanced Analytics Projects Taking Shape**
- **Advancing Lone Star Project – on Schedule and Budget**

## South America

- **Cerro Verde Mill Continues to Perform Well**
  - **Debottlenecking Continues**
- **El Abra Weather Events – 35-Day Outage During 1Q**
  - **Operations Resumed in Mid-March**

## Indonesia

- **Completing Final Phases of Grasberg Open Pit**
- **Underground Ramp-up Proceeding as Planned**

# "Capital Light" Debottlenecking Through Innovation

PROVEN ASSETS.
FUNDAMENTAL VALUE.

***Objective*: Increase Metal Production Using Advanced Analytics in Combination with Expert Systems**

- **Initial Pilot at Bagdad – Cross-Functional Team**
  - ✓ Metallurgists
  - ✓ Operators
  - ✓ Process Control
  - ✓ Big Data Team
  - ✓ Information Technology
  - ✓ Dispatchers
  - ✓ Mine Planners



- **Developed Data-driven Model to Optimize Operations in Concentrating**
- **Initial Results**
  - ✓ +12% Increase in Mill Throughput
  - ✓ +1% Point Increase in Recoveries
  - ✓ Low Capital Intensity

*Equivalent to 20+ mm lbs per Year Annual Copper*

**10% increase**

- **Taking Process to Other Sites**
  - ✓ Next Stop - Morenci

# Lone Star
## *Potential for Another Morenci*

PROVEN ASSETS. FUNDAMENTAL VALUE.

### *Leachable Development Provides Exposure to Major Asset*

| 12/31/2018 Reserves[1] | Potential[2] (Leach & Mill) | Initial Leach Project | Initial Production: YE 2020 |
|---|---|---|---|
| 5.6 bn lbs of Copper (Leach Only) | 50 - 70 bn lbs of Copper | $850 mm Project<br>~$385 mm as of 3/31/19<br>Favorable Economics | ~200 mm lbs/year<br>With Expansion Options |

### Drilling Results

| Drill Hole | 1Q19 Intercepts meters | % Cu |
|---|---|---|
| LS18-292 | 1,274 | 0.47 |
| LS18-293 | 890 | 0.69 |
| LS18-311 | 958 | 0.40 |
| LS18-312 | 335 | 0.59 |
| LS18-315 | 878 | 0.47 |
| LS18-317 | 1,109 | 0.56 |
| LS18-322A | 735 | 0.55 |
| LS19-327 | 463 | 0.54 |


March 2019

*(1) Estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.50/lb.*

*(2) Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.*

# Cerro Verde
## *Operations Update*

PROVEN ASSETS. FUNDAMENTAL VALUE.

- **Expanded CV2 Mill Facility Processing 15% More Ore v. Original Design**
- **Reviewing Opportunities to Process Additional Ore**





Mill Rate (K mt/d)
+40K mt/d
Avg. 349
Avg. 389
339
352
355
384
396
387
CV1
CV2
225
232
243
267
277
282
1Q16 2Q16 3Q16
3Q18 4Q18 1Q19

# PT-FI Underground Transition
## *Advancing According to Plan*

PROVEN ASSETS. FUNDAMENTAL VALUE.

### DMLZ Update

**Ramp-up to 80,000 t/d by 2022**

- YE 2018 Reserves: 432mm t @ 0.92% Cu & 0.76 g/t Au
- Results from Ongoing Hydraulic Fracturing to Manage Seismicity and Pre-condition Cave Have Been Effective
- 3rd Hydraulic Fracturing Unit On Site and Will be Commissioned in 2Q19
- On Track to Commence Ramp-up in Mid-2019
- Inventory of 70 Drawbells Constructed and Blasted Supports Near-term Ramp-up Schedule


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

*See Cautionary Statement.*

### Grasberg Block Cave

**Ramp-up to 130,000 t/d by 2023**

- YE 2018 Reserves: 963mm t @ 0.96% Cu & 0.72 g/t Au
- Infrastructure in Place – Successful Testing of Underground Rail and Ore Flow in 2018
- Rock Type & Proximity to Surface Does Not Require Pre-conditioning
- Cave Undercut Blasting Continued in 1Q19; 2 More Cave Fronts Initiated (3 Total)
- Ten Drawbells Blasted in 1Q19 (11 in Inventory)
- Large Footprint and 3 Cave Fronts to Support Ramp-up


*GBC Locomotive in Service*

# PT-FI Underground Ramp-up

## *Contribution by Deposit*


Grasberg open pit
DOZ
Big Gossan
DMLZ
Grasberg BC
Ore Milled
(000's t/d)
114
100
162
215
217
27K t/d
30K t/d
59K t/d
64K t/d
80K t/d
103K t/d
80K t/d
130K t/d
2019e
2020e
2021e
2022e
2023e

| | 2019e | 2020e | 2021e | 2022e | 2023e |
|---|---|---|---|---|---|
| **Cu** (bn lbs) | 0.63 | 0.75 | 1.4 | 1.7 | 1.7 |
| **Au** (mm ozs) | 0.83 | 0.82 | 1.5 | 1.8 | 1.8 |

*Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate*

# Copper Market – Compelling Fundamentals

PROVEN ASSETS. FUNDAMENTAL VALUE.

## Demand Expected to Grow

*(million metric tonnes)*



24
Emerging Markets
China
Mature Markets
33
4.4% CAGR
0.7%
(0.4)%
2018
2040

Emerging Markets Growth / Carbon Reduction Initiatives Expected to Support Consumption

## Project Pipeline Thin

*(million metric tonnes/annum)*



5.0
60 Probable Projects
Only 6 projects > 100 mt/a
1.9
34 Probable Projects
10 Yrs Ago
Current

Project Approval Rate Has Been Slow in Recent Years

## Estimated Supply Gap

*(million metric tonnes/annum)*



~4.75
2028

Long-term Structural Deficit Remains in Place

**Copper Project Pipeline Not Sufficient to Meet Demand – Higher Price Likely Needed to Incentivize Additional Investment**

*Source: WoodMackenzie*

# 2019e Outlook

PROVEN ASSETS. FUNDAMENTAL VALUE.

| | |
|---|---|
| **Sales Outlook** | ▪ Copper: 3.3 Billion lbs.<br>▪ Gold: 0.8 Million ozs.<br>▪ Molybdenum: 94 Million lbs. |
| **Unit Cost of Copper** | ▪ Site Production & Delivery 2019e: $2.09/lb (2Q19e: $2.07/lb)<br>▪ After By-product Credits 2019e: $1.75/lb(1) (2Q19e: $1.67/lb) |
| **Operating Cash Flows (2)** | ▪ ~$2.3 Billion @ $3.00/lb Copper for 2Q19e – 4Q19e<br>▪ Each 10¢/lb Change in Copper for Remainder of 2019 = $265 Million |
| **Capital Expenditures** | ▪ $2.5 Billion (consolidated, prior to scheduled contribution to replicate JV economics) (3)<br>• $1.5 Billion for Major Projects, Including $1.3 Billion for Underground Development in Indonesia and Development of Lone Star Leach Project<br>• $1.0 Billion for Other Mining<br>• A Large Portion Relates to Projects that Are Expected to Add Significant Production and Cash Flow in Future Periods |

*(1) Assumes average prices of $1,300/oz gold and $13/lb molybdenum for remainder of 2019.*
*(2) Assumes average prices of $1,300/oz gold and $13/lb molybdenum for remainder of 2019; each $100/oz change in gold would have an approximate $60 mm impact and each $2/lb change in molybdenum would have an approximate $95 mm impact.*
*(3) PT Inalum projected contributions in 2019 approximate $0.1 bn*
*e = estimate. See Cautionary Statement.*

# Sales Profile

PROVEN ASSETS. FUNDAMENTAL VALUE.

## Copper Sales (billion lbs)



5
4
3
2
1
0
3.8
3.3
3.5
4.2
2018
2019e
2020e
2021e
Transition Years

Note: Consolidated copper sales include 694 mm lbs in 2018, 702 mm lbs in 2019e, 710 mm lbs in 2020e and 875 mm in 2021e for noncontrolling interest; excludes purchased copper.

## Gold Sales (million ozs)



3
2
1
0
2.4
0.8
0.85
1.5
2018
2019e
2020e
2021e

Note: Consolidated gold sales include 223k ozs in 2018, 154k ozs in 2019e, 155k ozs in 2020e and 285k ozs in 2021e for noncontrolling interest.

## Molybdenum Sales (million lbs)



100
75
50
25
0
94
94
90
94
2018
2019e
2020e
2021e

*e = estimate. See Cautionary Statement.*

# EBITDA and Cash Flow at Various Copper Prices

PROVEN ASSETS. FUNDAMENTAL VALUE.

*(US$ billions)*

**EBITDA** ($1,300/oz Gold, $13/lb Molybdenum)


$10
$8
$6
$4
$2
$0
Transition Year 2020e
Average '21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

**Operating Cash Flow** Excludes Working Capital Changes ($1,300/oz Gold, $13/lb Molybdenum)


$8
$6
$4
$2
$0
Transition Year 2020e
Average '21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

*NOTE: For 2020e and 2021e – 2022e average price sensitivities, see slide 26.*
*EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.*

# Consolidated Capital Expenditures


(US$ billions)
Net of Scheduled Contributions
$2.0
$1.2(1)
Major Mining Projects
$0.8
Other Mining
$2.5
$2.4(2)
$1.5(1)
$1.0
$2.5
$2.4(2)
$1.5(1)
$1.0
2018
2019e
2020e

(1) Major mining projects include CAPEX associated with Grasberg underground development ($0.9 bn per year in 2019e and 2020e) and Lone Star ($0.4 bn in 2019e and $0.2 bn in 2020e).

(2) Net of scheduled contributions from PT Inalum that will be recorded separately on the cash flow statement.

NOTE: Amounts include capitalized interest; excludes capital spending for the new Indonesia smelter project that is currently in the early stages of planning and is expected to be constructed by year-end 2023. FCX intends to pursue financing and other partner arrangements for this approximate $3 bn project. The economics of the smelter will be shared by PT-FI's shareholders according to their share ownership percentages.

e= estimate. See Cautionary Statement.

# Financial Policy

PROVEN ASSETS.
FUNDAMENTAL VALUE.

- **Maintain Balance Sheet Strength**
- **Disciplined Approach to Investing in Attractive Growth Projects**
- **Quarterly Cash Dividend Policy on Common Stock: 5¢/Share**
- **Positive Market to Enable Enhanced Returns to Shareholders**
- **Board Reviews Financial Policy on Ongoing Basis**

**Significant Deleveraging Since 2015** ($ in bn)



$20.2
$11.9
$8.7
$7.1
Net Debt* YE 2015
YE 2016
YE 2017
3/31/19
Net Debt*/ LTM Adjusted EBITDA
4.6x
2.4x
1.5x
1.3x

** Net debt equals gross debt less consolidated cash. See Cautionary Statement.*

**Balanced Approach**



Balance Sheet
Cash Returns to Shareholders
Disciplined Investments

# Summary

- **FCX is Well Positioned**
- **High-Quality Assets**
- **Well Managed**
- **Focused on Execution**

WORLD'S PREMIER
PUBLICLY TRADED
COPPER PRODUCER

FCX
LISTED
NYSE



# Reference Slides

PROVEN ASSETS.
FUNDAMENTAL VALUE.

# Financial Highlights

PROVEN ASSETS.
FUNDAMENTAL VALUE.

| Sales Data | 1Q19 | 1Q18 |
|---|---|---|
| **Copper** | | |
| Consolidated Volumes *(mm lbs)* | 784 | 993 |
| Average Realization *(per lb)* | $2.90 | $3.11 |
| Site Production & Delivery Costs *(per lb)* | $2.17 | $1.67 |
| Unit Net Cash Costs *(per lb)* | $1.78 | $0.98 |
| **Gold** | | |
| Consolidated Volumes *(000's ozs)* | 242 | 610 |
| Average Realization *(per oz)* | $1,291 | $1,312 |
| **Molybdenum** | | |
| Consolidated Volumes *(mm lbs)* | 22 | 24 |
| Average Realization *(per lb)* | $12.69 | $11.95 |

| Financial Results (in billions, except per share amounts) | 1Q19 | 1Q18 |
|---|---|---|
| Revenues | $3.8 | $4.9 |
| Net Income Attributable to Common Stock | $0.0 (1) | $0.7 |
| Diluted Net Income Per Share | $0.02 (1) | $0.47 |
| Operating Cash Flows (2) | $0.5 | $1.4 |
| Capital Expenditures | $0.6 | $0.4 |
| Total Debt | $9.9 | $11.7 |
| Consolidated Cash | $2.8 | $3.7 |

(1) *After adjusting for net charges of $36 mm (3¢/share), adjusted net income attributable to common stock totaled $67 mm (5¢/share) in 1Q19. Refer to the supplemental schedule, "Adjusted Net Income," on page VI of FCX's 1Q19 press release, which is available on FCX's website for more information.*

(2) *Net of working capital uses and timing of other tax payments of $27 mm for 1Q19 and $21 mm for 1Q18.*

# 1Q19 Mining Operating Summary

PROVEN ASSETS. FUNDAMENTAL VALUE.

## 1Q19 Unit Production Costs

| (per lb of Cu) | North America | South America | Indonesia | Consolidated |
|---|---|---|---|---|
| **Cash Unit Costs** | | | | |
| Site Production & Delivery, excluding adjustments | $2.06 | $1.73 | $3.10 | $2.17 |
| By-product Credits | (0.26) | (0.34) | (1.81) | (0.63) |
| Treatment Charges | 0.11 | 0.19 | 0.29 | 0.18 |
| Royalties & Export Duties | - | 0.01 | 0.26 | 0.06 |
| **Unit Net Cash Costs** | **$1.91** | **$1.59** | **$1.84** | **$1.78** |

## Sales From Mines for 1Q19 & 1Q18 by Region



North America
320
384
Cu
mm lbs
22 (1)
24 (1)
Mo
mm lbs
1Q19
1Q18
1Q19
1Q18
South America (2)
290
290
1Q19
1Q18
Indonesia (3)
174
319
235
603
Au
000 ozs
1Q19
1Q18
1Q19
1Q18

*(1) Includes 8 mm lbs in 1Q19 and 6 mm lbs in 1Q18 from South America.*
*(2) Silver sales totaled 1.3 mm ozs in 1Q19 and 1.0 mm ozs in 1Q18.*
*(3) Silver sales totaled 0.6 mm ozs in 1Q19 and 1.2 mm ozs in 1Q18.*
*NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 1Q19 press release, which is available on FCX's website.*

# 2019e Operating Estimates

PROVEN ASSETS. FUNDAMENTAL VALUE.

## 2019e Unit Production Costs

| (per lb of Cu) | North America | South America | Indonesia | Consolidated |
|---|---|---|---|---|
| **Cash Unit Costs** *(1)* | | | | |
| Site Production & Delivery *(2)* | $2.07 | $1.75 | $2.81 | $2.09 |
| By-product Credits | (0.27) | (0.29) | (1.75) | (0.56) |
| Treatment Charges | 0.11 | 0.19 | 0.26 | 0.17 |
| Royalties & Export Duties | - | 0.01 | 0.22 | 0.05 |
| **Unit Net Cash Costs** | **$1.91** | **$1.66** | **$1.54** | **$1.75** |

## 2019e Sales by Region



1,375
Cu
mm lbs
94 (3)
Mo
mm lbs
North America
1,250
South America
625
0.8 (4)
Au
mm ozs
Indonesia (5)

*(1) Estimates assume average prices of $3.00/lb for copper, $1,300/oz for gold and $13/lb for molybdenum for 2Q19e – 4Q19e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.*

*(2) Production costs include profit sharing in South America and severance taxes in North America.*

*(3) Includes molybdenum produced in South America.*

*(4) Includes gold produced in North America.*

*(5) 2019e sales assumes Indonesian Government's approval of increase in PT-FI's export quota for current export period.*

*Note: e = estimate. See Cautionary Statement.*

# 2021e Consolidated Unit Net Cash Cost

PROVEN ASSETS.
FUNDAMENTAL VALUE.

| Sales Volume Roll Forward | Copper (bns of lbs) | Gold (mms of ozs) |
|---|---|---|
| 2019e | 3.3 | 0.8 |
| Americas | 0.1 | - |
| Indonesia | 0.8 | 0.7 |
| 2021e | 4.2 | 1.5 |

| Consolidated Unit Net Cash Cost Roll Forward ($/lb) | |
|---|---|
| 2019e | $ 1.75 |
| Americas | - |
| Indonesia | (0.45) (1) |
| 2021e | $ 1.30 |

**Pro Forma with Indonesia @ 30¢/lb(2) After Ramp Up in 2021**

*NOTE: 2Q19e-4Q19e and 2021e assumes average prices of $1,300/oz gold and $13/lb molybdenum for by-product credits.*
*(1) Variance is substantially all volume driven*
*(2) Based on $1,300 gold price, each $50/oz change in gold prices would impact PT-FI's net unit cash costs by 5¢/lb and Consolidated by 2¢/lb in 2021*
*e = estimate. See Cautionary Statement*

# 2019e Quarterly Sales

PROVEN ASSETS. FUNDAMENTAL VALUE.

**Copper Sales** (million lbs)



900
600
300
0
784
800
835
832
1Q19
2Q19e
3Q19e
4Q19e

*Note: Consolidated copper sales include approximately 168 mm lbs in 1Q19, 165 mm lbs in 2Q19e, 179 mm lbs in 3Q19e and 190 mm lbs in 4Q19e for noncontrolling interest; excludes purchased copper.*

**Gold Sales** (thousand ozs)



300
200
100
0
242
265
190
135
1Q19
2Q19e
3Q19e
4Q19e

*Note: Consolidated gold sales include approximately 44k ozs in 1Q19, 50k ozs in 2Q19e, 35k ozs in 3Q19e and 25k ozs in 4Q19e for noncontrolling interest.*

**Molybdenum Sales** (million lbs)



25
20
15
10
5
0
22
25
24
23
1Q19
2Q19e
3Q19e
4Q19e

*e = estimate. See Cautionary Statement.*

# PT-FI Mine Plan
## *Metal Sales, 2019e-2023e*

PROVEN ASSETS. FUNDAMENTAL VALUE.

**Copper** 2019e – 2023e

Total: 6.2 billion lbs copper
Annual Average: 1.24 billion lbs

**Gold** 2019e – 2023e

Total: 6.8 million ozs gold
Annual Average: 1.35 million ozs



0.63
0.83
Cu
bn
lbs
Au
mm
ozs
0.75
0.82
1.4
1.5
1.7
1.8
1.7
1.8
2019e
2020e
2021e
2022e
2023e
Transition Years

*Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate*
*FCX's economic interest in PT-FI is expected to approximate 81% through 2022 and 48.76% thereafter.*

# Grasberg Block Cave – Key Milestones

PROVEN ASSETS. FUNDAMENTAL VALUE.

## Reserves
YE 2018

- 963mm t @ 0.96% Cu & 0.72 g/t Au

## Completed to Date

- ✓ +254 km of Development
- ✓ Mine Access, Service Shaft, Initial Fans & Vent Infrastructure
- ✓ Initial Rail Haulage System; Over 5 km of Rail
- ✓ Crusher #1 & Conveyors to Surface Stockpiles
- ✓ Underground Batch Plant
- ✓ Train, Rail & Unloading Station Commissioning
- ✓ First Tonne of Ore to Mill via Rail & Conveyor (3Q18)
- ✓ First Undercut Blasting Initiated in 3Q18
- ✓ 266 Drawpoints Constructed by 1Q19
- ✓ First Cave Production in 4Q18 when First Drawbell Blasted
- ✓ 11 Drawbells Blasted
- ✓ Completed Undercutting on 2 More Production Blocks in 1Q19

## Near-Term Objectives

- 20 km of Additional Development Planned in 2019
- Complete Key Fixed Facilities
- Cave Production Continues in 2019

**GBC Service Shaft**
***355 meters***


Hoisting Level
Batch Level
Extraction Level
Haulage Level
AB Terminal Level
Shaft Bottom



**GBC Rail Haulage Surface Control Room**



**GBC Ore Train Being Loaded by a Chute**

# Sensitivities

PROVEN ASSETS.
FUNDAMENTAL VALUE.

*(US$ millions)*

| 2020e Change | EBITDA | Operating Cash Flow |
| --- | --- | --- |
| Copper: +/- $0.10/lb | $330 | $265 |
| Molybdenum: +/- $1.00/lb | $80 | $70 |
| Gold: +/- $50/ounce | $40 | $20 |
| Currencies: [(1)] +/- 10% | $195 | $135 |
| **2021e-2022e Avg. Change** | | |
| Copper: +/- $0.10/lb | $425 | $335 |
| Molybdenum: +/- $1.00/lb | $90 | $85 |
| Gold: +/- $50/ounce | $80 | $50 |
| Currencies: [(1)] +/- 10% | $195 | $135 |

*(1) U.S. Dollar Exchange Rates: 669 Chilean peso, 14,300 Indonesian rupiah, $0.71 Australian dollar, $1.12 Euro, 3.30 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.*

*NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.*
*e = estimate. See Cautionary Statement*

# FCX Debt Maturities as of 3/31/19

PROVEN ASSETS. FUNDAMENTAL VALUE.

*(US$ billions)*



Total Debt & Cash at 3/31/19
$8
$6
$4
$2
$0
$0.0
$0.0
$0.9
CV Non-recourse
4% Sr. Notes
$2.4
CV Non-recourse
3.55% Sr. Notes
$2.7
3.875% & 6.875% Sr. Notes
$0.8
4.55% Sr. Notes
$3.1
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2019
2020
2021
2022
2023
2024
Thereafter

| | Actual |
|---|---|
| FCX Revolver | $ - |
| Senior Notes | 9.0 |
| Cerro Verde Credit Facility | 0.8 |
| Other Debt | 0.1 |
| Total Debt | 9.9 |
| Consolidated Cash | $ 2.8 |

# Adjusted EBITDA Reconciliation

PROVEN ASSETS. FUNDAMENTAL VALUE.

| *(in millions)* | 1Q19 | 12 mos ended 3/31/19 |
|---|---|---|
| Net Income Attributable to Common Stock – Continuing Operations | $ 30 | $1,944 |
| Interest expense, net | 146 | 940 |
| Income tax provision | 105 | 590 |
| Depreciation, depletion and amortization | 347 | 1,650 |
| Cobalt inventory adjustments | 57 | 57 |
| Net gain on sales of assets | (33) | (230) |
| Accretion | 30 | 111 |
| Other net charges (1) | 56 | 431 |
| Loss (gain) on early extinguishment of debt | 6 | (2) |
| Other income, net | (14) | (61) |
| Net income attributable to noncontrolling interests | 45 | 212 |
| Equity in affiliated companies' net losses (earnings) | 3 | (7) |
| **FCX Adjusted EBITDA – Continuing Operations (2)** | **$778** | **$5,635** |

*(1) Other net charges primarily include net adjustments to environmental obligations and litigation reserves ($35 mm in 1Q19 and $92 mm for the 12 months ended 3/31/19) and charges primarily associated with weather-related issues at El Abra and for non-recurring employee costs at PT-FI ($18 mm in 1Q19 and for the 12 months ended 3/31/19). The 12 months ended 3/31/19 also includes $223 mm for PT-FI charges and charges of $69 mm for Cerro Verde's new three-year Collective Labor Agreement. For further discussion of net charges, refer to "Adjusted Net Income" on page VI in the supplemental schedules of FCX's 1Q19 press release, which is available on FCX's website.*

*(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.*

# 1Q19 Copper Realization & 2Q19 Guidance

PROVEN ASSETS. FUNDAMENTAL VALUE.

| | |
|---|---|
| 1Q19 LME Average Copper Price | $2.82/lb |
| 3-Mo. Fwd Price for Copper at the End of March | $2.94/lb |
| FCX 1Q19 Consolidated Copper Price Realization | $2.90/lb*<br>(Generally, 50/50 Weight of Qtrly Avg and 3-mo Forward Price at End of Period) |
| FCX 1Q19 Prior Period Open Lb Adj. (aka Provisional Price Adj.) | Revenue/EBITDA: $70 mm<br>Net Income: $29 mm<br>Earnings/Share: $0.02 |
| 2Q19 Open Pound Guidance | ▪ 1Q19 Open Lbs Priced at $2.94/lb on 3/31/19<br>▪ Each $0.05 Change in Avg Copper Price in 2Q19 = $12 mm Impact to 2019 Net Income<br>▪ LME Copper Settled at $2.92/lb on 4/24/19 |

** Note that when the average quarter-end forward curve price is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average (and vice versa if quarter-end forward curve price is below the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average. See Cautionary Statement.*